SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.    20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

January 11, 2008

TXCO Resources Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-9120	84-0793089
(State of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

777 E. Sonterra Blvd., Suite 350
San Antonio, Texas	78258
(Address of principal executive offices)	(Zip Code)

(210) 496-5300
(Registrant's telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02:  Departure of Directors or Certain Officers; Election of Directors; Appointment of
                   Certain Officers; Compensatory Arrangements of Certain Officers

On January 11, 2008, TXCO Resources Inc.'s (the "Company") Board of Directors (the "Board") elected Mr. James L. Hewitt to serve as a Class B Director by unanimous consent, effective immediately.  Mr. Hewitt was selected after a year-long search to fill the vacancy in Class B created when Mr. Stephen M. Gose, Jr. retired in December 2006.  In accordance with the Company's Restated Certificate of Incorporation, he will hold office for a term expiring at the annual meeting of stockholders in 2009, and until his successor is elected and qualified.  There are no arrangements or understandings between Mr. Hewitt and any other persons or entities pursuant to which Mr. Hewitt was elected as a director.

Mr. Hewitt, 66, of Orlando, Florida, has an extensive background in finance, banking and business. He is Chairman, President and CEO of Hewitt Financial Consulting Inc. of Orlando. In 2000, he formed United Heritage Bank of Orlando and served as Chairman of the bank and its holding company until their sale to Marshall & Ilsley Bank of Milwaukee, Wisconsin, in 2007. Earlier, he was the founder and a principal owner of the Orlando Magic of the National Basketball Association and founder and CEO of United American Holding Corp., a bank holding company that merged with Colonial BankGroup of Montgomery, Alabama, in 1998. He earned a finance and accounting degree from Florida State University.

In connection with his election, Mr. Hewitt will receive the Company's standard annual non-employee director compensation, which is currently an annual cash retainer or $30,000 and an additional fee of $1,000 for each Board meeting attended.  Mr. Hewitt will also be eligible to receive an equity grant to be determined at a later date.

The Company anticipates that Mr. Hewitt will receive committee assignments at the Board meeting in May 2008, which is the meeting when all Board committee assignments are generally made.

A copy of the Company's press release announcing Mr. Hewitt's appointment as a Class B Director is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01:  Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press release dated January 14, 2008, entitled "TXCO Resources Board Fills Vacant Position"

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

TXCO Resources Inc.

Dated: January 15, 2008	/s/ P. Mark Stark
P. Mark Stark
Chief Financial Officer
(Principal Accounting and Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated January 14, 2008, entitled "TXCO Resources Board Fills Vacant Position"

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